                                                                    Exhibit 24.1

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of R.H. Donnelley Inc., a Delaware corporation (the "COMPANY"), hereby constitutes and appoints David C. Swanson, Steven M. Blondy and Robert J. Bush, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "SECURITIES ACT") one or more registration statement(s) on Form S-3 relating to the registration of the Company's debt securities, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.


                                   SIGNATURES

/s/ David C. Swanson                     President, Chief Executive Officer      July 24, 2003
------------------------------------     and Director (Principal Executive
           David C. Swanson              Officer)




/s/ Steven M. Blondy                     Senior Vice President, Chief            July 29, 2003
------------------------------------     Financial Officer and Director
           Steven M. Blondy              (Principal Financial Officer)




/s/ William C. Drexler                   Vice President and Controller           July 24, 2003
------------------------------------     (Principal Accounting Officer)
          William C. Drexler

                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of R.H. Donnelley Corporation, a Delaware corporation (the "COMPANY"), hereby constitutes and appoints David C. Swanson, Steven M. Blondy and Robert J. Bush, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "SECURITIES ACT") one or more registration statement(s) on Form S-3 relating to the registration of the Company's guarantee of the debt securities of R.H. Donnelley Inc., with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.



                                   SIGNATURES

/s/ David C. Swanson                     Chief Executive Officer, President,     July 22, 2003
------------------------------------     Chairman of the Board and Director
           David C. Swanson              (Principal Executive Officer)



/s/ Steven M. Blondy                     Senior Vice President and Chief         July 29, 2003
------------------------------------     Financial Officer (Principal
           Steven M. Blondy              Financial Officer)



/s/ William C. Drexler                   Vice President and Controller           July 22, 2003
------------------------------------     (Principal Accounting Officer)
          William C. Drexler


/s/ Kenneth G. Campbell                  Director                                July 22, 2003
------------------------------------
          Kenneth G. Campbell


/s/ Nancy E. Cooper                      Director                                July 22, 2003
------------------------------------
            Nancy E. Cooper


/s/ Robert R. Gheewalla                  Director                                July 22, 2003
------------------------------------
          Robert R. Gheewalla


/s/ Robert Kamerschen                    Director                                July 22, 2003
------------------------------------
           Robert Kamerschen


/s/ Terence M. O'Toole                   Director                                July 22, 2003
------------------------------------
          Terence M. O'Toole


/s/ Carol J. Parry                       Director                                July 22, 2003
------------------------------------
            Carol J. Parry


/s/ David M. Veit                        Director                                July 22, 2003
------------------------------------
             David M. Veit


/s/ Barry Lawson Williams                Director                                July 22, 2003
------------------------------------
         Barry Lawson Williams

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of R.H. Donnelley Acquisitions, Inc., a Delaware corporation (the "COMPANY"), hereby constitutes and appoints David C. Swanson, Steven M. Blondy and Robert J. Bush, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "SECURITIES ACT") one or more registration statement(s) on Form S-3 relating to the registration of the Company's guarantee of the debt securities of R.H. Donnelley Inc., with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.


                                   SIGNATURES

      /s/ William C. Drexler             President and Director (Principal       July 22, 2003
------------------------------------     Executive Officer)
          William C. Drexler



      /s/ Jenny L. Apker                 Vice President and Treasurer            July 22, 2003
------------------------------------     (Principal Financial Officer and
          Jenny L. Apker                 Principal Accounting Officer)




        /s/ Robert J. Bush               Vice President, Assistant Secretary     July 22, 2003
------------------------------------     and Director
            Robert J. Bush



       /s/ Mindy Riddle                  Secretary and Director                  July 19, 2003
------------------------------------
           Mindy Riddle

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of R.H. Donnelley APIL, Inc., a Delaware corporation (the "COMPANY"), hereby constitutes and appoints David C. Swanson, Steven M. Blondy and Robert J. Bush, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "SECURITIES ACT") one or more registration statement(s) on Form S-3 relating to the registration of the Company's guarantee of the debt securities of R.H. Donnelley Inc., with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.



                                   SIGNATURES

      /s/ William C. Drexler             President and Director (Principal       July 22, 2003
------------------------------------     Executive Officer)
          William C. Drexler



      /s/ Jenny L. Apker                 Vice President and Treasurer            July 22, 2003
------------------------------------     (Principal Financial Officer and
          Jenny L. Apker                 Principal Accounting Officer)




        /s/ Robert J. Bush               Vice President, Assistant Secretary     July 22, 2003
------------------------------------     and Director
            Robert J. Bush



       /s/ Mindy Riddle                  Secretary and Director                  July 22, 2003
------------------------------------
           Mindy Riddle

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of Get Digital Smart.com, Inc., a Delaware corporation (the "COMPANY"), hereby constitutes and appoints David C. Swanson, Steven M. Blondy and Robert J. Bush, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "SECURITIES ACT") one or more registration statement(s) on Form S-3 relating to the registration of the Company's guarantee of the debt securities of R.H. Donnelley Inc., with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.



                                   SIGNATURES

         /s/ David C. Swanson            Chairman, Chief Executive Officer       July 24, 2003
------------------------------------     and Director (Principal Executive
           David C. Swanson              Officer)



        /s/ Steven M. Blondy             Senior Vice President, Chief            July 29, 2003
------------------------------------     Financial Officer and Director
           Steven M. Blondy              (Principal Financial Officer and
                                         Principal Accounting Officer)




         /s/ Robert J. Bush              Vice President, General Counsel,        July 24, 2003
------------------------------------     Corporate Secretary and Director
            Robert J. Bush


                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of R.H. Donnelley Publishing & Advertising, Inc., a Kansas corporation (the "COMPANY"), hereby constitutes and appoints David C. Swanson, Steven M. Blondy and Robert J. Bush, and each of them, as the true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "SECURITIES ACT") one or more registration statement(s) on Form S-3 relating to the registration of the Company's guarantee of the debt securities of R.H. Donnelley Inc., with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.



                                   SIGNATURES

        /s/ Peter J. McDonald            President and Director (Principal          July 22, 2003
------------------------------------     Executive Officer)
           Peter J. McDonald




       /s/ Steven M. Blondy              Vice President, Chief Financial            July 29, 2003
------------------------------------     Officer and Director
          Steven M. Blondy               (Principal Financial Officer)




         /s/ William C. Drexler          Vice President and Controller              July 22, 2003
------------------------------------     (Principal Accounting Officer)
           William C. Drexler



         /s/ Robert J. Bush               Vice President, Secretary and Director    July 22, 2003
------------------------------------
            Robert J. Bush